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                                                                    Exhibit 10.2


                                 AMENDMENT NO. 1

                                       TO

                          MASTER TRANSACTION AGREEMENT


This AMENDMENT NO. 1 TO THE MASTER TRANSACTION AGREEMENT (the "AMENDMENT") is made as of June 27, 2002, by and among MERITAGE CORPORATION, a Maryland corporation ("MERITAGE or PARENT"); MTH HOMES-TEXAS, L.P., a Texas limited partnership ("BUYER"); CRYSTAL CITY LAND & CATTLE, LTD., a Texas limited partnership ("Crystal City"); HAMMONDS HOMES, LTD., a Texas limited partnership ("HAMMONDS HOMES," and collectively with Crystal City, the "SELLER"); HAMMONDS HOMES I, LLC, a Texas limited liability company ("HAMMONDS GP"); CRYSTAL CITY I, LLC, a Texas limited liability company ("CRYSTAL GP," and collectively with Hammonds GP, the "GENERAL PARTNERS"); and RONNIE D. HAMMONDS, an individual ("HAMMONDS"). Collectively, Seller, General Partners, and Hammonds will be referred to herein as "SELLING Parties."

                                    RECITALS

      Parent, Buyer, and Selling Parties are parties to a certain Master Transaction, dated as of June 12, 2002 (the "MASTER AGREEMENT").

      Parent, Buyer, and Selling Parties desire to revise certain terms of the Master Agreement, and all acknowledge and agree that modification of the Master Agreement is in each of their best interests and is made for good and valuable consideration, the adequacy of which is hereby acknowledged.

      Except as expressly provided in this Amendment, the Master Agreement will remain unchanged and in full force and effect; however, nothing contained in the Master Agreement will have the effect of preventing or limiting, in any way, the terms of this Amendment. Furthermore, if any conflict arises between the terms of this Amendment and the terms of the Master Agreement, this Amendment will govern as to the conflicting terms.

      The parties agree to amend Section 2.3 of the Master Agreement to add the following:

      F. Limited Partnership interests of Crystal City Land & Cattle Ltd. In Gleannloch Lot, Ltd., Ashford Lot Development, Ltd., RH Development/Park West CC Ltd., RH Development Company Ltd., and Avery R Development Ltd., a Texas limited partnerships.

      G. General Partnership interests of CCLC Development LLC in Gleannloch Lot Ltd., Ashford Lot Development Ltd., RH Development/Park West CC Ltd., RH Development Company Ltd., and Avery R Development Ltd.


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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first written above by their respective officers thereunder duly authorized.


                              MERITAGE CORPORATION,
                              a Maryland corporation


                              /s/ Larry W. Seay
                              -----------------------------------
                              By:  Larry W. Seay
                              Its: Chief Financial Officer


                              MTH HOMES-TEXAS, L.P.,
                              a Texas limited partnership

                              By: MTH-Texas GP II, Inc., an Arizona corporation
                              Its: General Partner


                              /s/ Larry W. Seay
                              -----------------------------------
                              By:  Larry W. Seay
                              Its: Vice President


                              HAMMONDS HOMES, LTD.,
                              a Texas limited partnership

                              By:  Hammonds Homes I, LLC, a Texas limited
                                   liability company
                              Its: General Partner

                              By:  Hammonds Management Trust
                              Its: sole Member



                              /s/ Ronnie D. Hammonds
                              -----------------------------------
                              By: Ronnie D. Hammonds
                                  Its: Trustee






                          [SIGNATURE PAGE TO AMENDMENT]


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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first written above by their respective officers thereunder duly authorized.


                              HAMMONDS HOMES I, LLC,
                              a Texas limited liability company

                              By: Hammonds Management Trust
                              Its: sole Member



                              /s/ Ronnie D. Hammonds
                              -----------------------------------
                              By:  Ronnie D. Hammonds
                              Its: Trustee

                              CRYSTAL CITY LAND & CATTLE, LTD.,
                              a Texas limited partnership

                              By:  Crystal City I, LLC, a Texas limited
                                   liability company
                              Its: General Partner

                              By:  Hammonds Management Trust
                              Its: sole Member



                              /s/ Ronnie D. Hammonds
                              -----------------------------------
                              By:  Ronnie D. Hammonds
                              Its: Trustee

                              CRYSTAL CITY I, LLC,
                              a Texas limited liability company

                              By:  Hammonds Management Trust
                              Its: sole Member



                              /s/ Ronnie D. Hammonds
                              -----------------------------------
                              By:  Ronnie D. Hammonds
                              Its: Trustee


                              RONNIE D. HAMMONDS



                              /s/ RONNIE D. HAMMONDS
                              -----------------------------------------

                              [SIGNATURE PAGE TO AMENDMENT]


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